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                                                                    EXHIBIT 32.1

     The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. sec. 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Peerless Systems Corporation, a Delaware corporation (the "Company"), hereby certify, to each such officer's knowledge, that:

          (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2004

                                          /s/ HOWARD J. NELLOR
                                          --------------------------------------
                                          Howard J. Nellor
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)

Dated: December 15, 2004

                                          /s/ WILLIAM R. NEIL
                                          --------------------------------------
                                          William R. Neil
                                          Vice President and Chief Financial
                                          Officer
                                          (Principal Financial Officer)

     A signed original of this written statement required by Section 906 has been provided to Peerless Systems Corporation and will be retained by Peerless Systems Corporation and furnished to the Securities and Exchange Commission or its staff upon request.